Exhibit 10.10

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

Richard Fox

BMI Minerals Company

16640 Chesterfield Grove Road

Chesterfield, MO 63005

(Space Above For Recorder's Use)

GENERAL WARRANTY DEED

For good and valuable consideration, APPLIED MINERALS, INC., a Delaware corporation, with a mailing address of 1200 Silver City Road, PO Box 432, Eureka, Utah 84628 (“Grantor”) hereby grants and warrants to BMI MINERALS COMPANY, a Missouri corporation having its principal place of business at 16640 Chesterfield Grove Road, Suite 170, Chesterfield, MO 63005 (“Grantee”) the one hundred percent (100%) interest in and to the Iron Oxide Minerals and the Iron Oxide Rights together with any and all interests, rights and appurtenances thereto located on or within those certain patented and unpatented mining claims, located in Juab County, State of Utah, as more particularly described on attached Schedule A (the "Mining Claims"), TO HAVE AND TO HOLD the Iron Oxide Minerals and the Iron Oxide Rights, together with all tenements, hereditaments, and appurtenances thereunto belonging, unto the Grantee, and its successors and assigns, forever. Iron Oxide Minerals means the iron oxide within the Mining Claims but shall exclude iron oxide intermingled with any economically recoverable deposit of Halloysite. Iron Oxide Minerals do not include any iron oxide in surface piles of minerals described in Note 10 to the financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020. The Iron Oxide Minerals and the Iron Oxide Rights are the dominant estate. Iron Oxide Rights means rights reasonably necessary or useful for (i) access to (ingress and egress) to the Mining Claims, exploration for, drilling, mining, crushing, permitting, producing, removing, processing, bagging, testing, analyzing, storing in bags, piles, or otherwise (including the creation of waste piles), handling treating, disposing, containing, selling, vehicle parking for third party suppliers and others, communications equipment used for, and shipping of Iron Oxide Minerals and non-Iron Oxide Minerals intermingled with Iron Oxide Minerals or whose removal is deemed by Grantee as necessary or desirable in order to accomplish any of the foregoing and (ii) the construction, repair, and/or use of buildings, sheds, fixtures, equipment, and personal property or similar in connection with any of the foregoing. To the extent that any of the Iron Oxide Rights may be deemed to be an easement, it is the intention of the Parties that such be deemed easements of necessity and to run with the land.

The undersigned represents and warrants that he/she has the right, power, legal capacity and authority to enter into and perform this General Warranty Deed. The undersigned further hereby acknowledges and affirms to the below named Notary Public that the undersigned appeared bef01'e such Notary Public and either executed this General Warranty Deed before such Notary Public or acknowledged to such Notary Public that the undersigned executed this General Warranty Deed, and that the undersigned executed this General Warranty Deed for the purposes stated in it.

DATED this _____day of July 2022

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APPLIED MINERALS INC., a
Delaware corporation
By:
Name:
Title:

State of New York )

County of New York ____ )

On the     day of July in the year 2022 before me, personally came Christopher Carney to me known, who, being by me duly sworn, did depose and say that he resides ________________ (if the place of residence is in a city, include the street and street number, if any, thereof); that he is the president of the Applied Minerals, Inc., the corporation described in and which executed the above instrument; that he signed his name(s) thereto by like authority of the board of directors of said corporation

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Schedule A

Mining Claims

Unpatented Mining Claims:

Certain unpatented mining claims located in Juab County, State of Utah, as more particularly described as follows:

Claim Names	IMC Numbers

Am Fraction #1	UMC420562
Am Fraction #2	UMC420563
Am Fraction #3	UMC420564
Am Fraction #4	UMC420565
Am Fraction #5	UMC420566
Am Fraction #6	UMC420567

Patented Mining Claims:

Certain patented mining claims situated in Juab County, State of County, as more particularly described as follows:

Township 10 South, Range 2 West, SLBM

	Survey No.	Section	Property No	Unit No	Acreage

Black Dragon Cons.	49	30	51905	59887	3.640

Black Dragon	79	31	33525	59887	1.495

Cross Dragon	80	31	24755	59887	1.515

Reverse	81	31	51930	59887	2.468

Iron Clad	82	19	51926	59887	4.669

Contest	83	31	51923	59887	1.284

Elsie	84	31	24761	59887	3.000

Govenor [sic]	85	29	51911	59887	6.880

Brooklyn	86	31	51904	59887	5.023

King James	87	31	24657	59887	5.157

Nom de Plume	117	30	51929	59887	5.327

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June Rose	136	31	51927	59887	2.230

Martha Washington #2	137	31	51915	59887	5.420

Silver Coin	144	31	51919	59887	6.340

Roadside	150	31	51931	59887	6.800

Rattler	151	31	51917	59887	9.950

Elsie No. 2	222	31	51909	59887	5.140

Great Whel Vor	298	31	51925	59887	19.834

Reverse #2	333	31	51916	59887	1.792

Cygnet	334		24756	59887	19.400

Snap Dragon	3195	31	51932	59887	3.770

Willie Gundry	3240	31	51922	59887	8.051

Tina	3254	31	51934	59887	0.583

Sunny Side	3782	31	24760	59887	6.460

Brooklyn No. 2	3783	31	51905	59887	2.428

Guardian	3852	31	51912	59887	15.140

Mary	3873	31	51916	59887	8.570

Frankie #1	4109	31	24303	59887	13.260

Frankie #2	4110	31	51910	59887	16.520

Frankie #3	4111	31	51921	59887	11.843

White Dragon	4163	30	51933	59887	0.534

June	4519	30	51913	59887	4.647

Daisy	4519	30	51997	59887	4.626

Dew Drop	4519	31	51924	59887	13.734

Turk	4519	29	24759	59887	6.674

Eastern	4519	30	51908	59887	6.846

March	4519	29	51928	59887	16.542

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